Fees Summary	Sep. 10, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 2,509,800,000
Previously Paid Amount	0
Total Fee Amount	370,446.48
Total Offset Amount	0
Net Fee	$ 370,446.48